                                                                   Exhibit 10.31

                       =================================

                             FORBEARANCE AGREEMENT

                       =================================







                       =================================
                              SILICON VALLEY BANK
                                 THE "LENDER"

                       =================================


                       =================================
                            CAYENNE SOFTWARE, INC.
                                THE "BORROWER"

                       =================================


                                AUGUST 27, 1998

                             FORBEARANCE AGREEMENT
                             ---------------------


     THIS FORBEARANCE AGREEMENT (hereinafter, this "AGREEMENT") made this 27th day of August, 1998 by and among:

     SILICON VALLEY BANK (hereinafter, the "LENDER"), a bank organized under the laws of the State of California with its principal place of business at 3003 Tasman Drive, Santa Clara, California and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, Massachusetts doing business under the name "Silicon Valley East";

     CAYENNE SOFTWARE, INC. (hereinafter, the "BORROWER"), a Massachusetts corporation with its principal offices located at 14 Crosby Drive, Bedford, Massachusetts;

     CAYENNE SOFTWARE LIMITED (hereinafter, "LIMITED"), a company incorporated in England;

     CAYENNE SOFTWARE GMBH (hereinafter, "BACHMAN"), a German limited liability company;

     and

     CADRE TECHNOLOGIES, INC. (hereinafter, "CADRE"), a Delaware corporation.

                                  BACKGROUND
                                  ----------

     Reference is made to the loan arrangement (hereinafter, the "LOAN ARRANGEMENT") maintained by and between the Lender and the Borrower, evidenced by, among other things, the documents, instruments, and agreements (hereinafter collectively, the "LOAN DOCUMENTS") listed on the Closing Index annexed hereto marked SCHEDULE 1. (Capitalized terms used in this Agreement and not otherwise defined shall have the meanings as defined in the Loan Documents).

     The Borrower has defaulted under the Loan Agreement and has (i) requested that the Lender forbear from exercising its rights and remedies upon default under the Loan Documents and continue to make loans and advances under the Loan Agreement, including an overadvance in an amount up to $3,000,000.00, and (ii) advised the Lender that the Borrower has entered into an agreement to merge (hereinafter, the "MERGER AGREEMENT") with Sterling Software, Inc. (hereinafter, "STERLING") pursuant to which the Borrower will merge (hereinafter, the "MERGER") into a subsidiary of Sterling, upon consummation of which, among other things, all amounts owed to the Lender will be satisfied in full. The Lender has agreed to forbear from enforcing its rights and remedies upon default, and is willing to continue to make loans and advances to the Borrower, but only upon the terms and conditions set forth herein.

     Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the Lender, the Borrower, Limited, Bachman, and Cadre, as follows:

                        ACKNOWLEDGMENT OF INDEBTEDNESS
                        ------------------------------

     1. The Borrower, Limited, Bachman, and Cadre (hereinafter jointly, severally, and collectively, the "OBLIGORS") hereby acknowledge and agree that they are jointly, severally, and unconditionally liable to the Lender for the following amounts (hereinafter all amounts due as set forth in this Paragraph 1, together with the amounts outstanding under the Overadvance Facility, as defined in Paragraph 7, below, shall be referred to collectively as the "OBLIGATIONS"):

          (a) Which are outstanding under the Revolving Credit Note as of August 26, 1998:


               Principal                               $1,994,110.59

               Interest                                    14,177.50
                                                       -------------
                               Total                   $2,008,288.09


          (b) All interest hereafter accruing under the Revolving Credit Note, and all late fees, costs, expenses, and costs of collection (including attorneys' fees) heretofore or hereafter incurred by the Lender in connection therewith.

                               WAIVER OF CLAIMS
                               ----------------

     2. The Obligors hereby acknowledge and agree that they have no offsets, defenses, claims, or counterclaims against the Lender, or its officers, directors, employees, attorneys, representatives, parent, affiliates, predecessors, successors, or assigns with respect to the Obligations, or otherwise, and that if the Obligors now have, or ever did have, any offsets, defenses, claims, or counterclaims against the Lender, or its officers, directors, employees, attorneys, representatives, parent, affiliates, predecessors, successors, or assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Obligors, and each of them, hereby RELEASE the Lender, and its officers, directors, employees, attorneys, representatives, parent, affiliates, predecessors, successors, and assigns from any liability therefor.

              RATIFICATION OF LOAN DOCUMENTS; FURTHER ASSURANCES
              --------------------------------------------------

     3.   The Obligors:

          (a) Hereby ratify, confirm, and reaffirm all and singular the terms and conditions of the Loan Documents. The Obligors further acknowledge and agree that, except as specifically modified in this Agreement, all terms and conditions of the Loan Documents shall remain in full force and effect; and

          (b) Shall, from and after the execution of this Agreement, execute and deliver to the Lender whatever additional documents, instruments, and agreements that the Lender reasonably may require in order to vest or perfect the Loan Documents and the collateral granted therein more securely in the Lender and to otherwise give effect to the terms and conditions of this Agreement.

                             CONDITIONS PRECEDENT
                             --------------------

     4. The Lender's agreements to forbear, continue to make advances under the Loan Agreement, and make extensions of credit under the Overadvance Facility (as defined in Paragraph 7, below), all as more particularly set forth in this Agreement, are expressly conditioned upon the prior execution and delivery to the Lender of a (i) Limited Guaranty and Side Letter in the forms annexed hereto marked EXHIBITS "A" and "B", respectively, and (ii) ancillary documents between the Lender and Sterling in form and substance satisfactory to the Lender, in its sole and exclusive discretion.

                        AMENDMENT OF THE LOAN DOCUMENTS
                        -------------------------------

     5. From and after the execution of this Agreement, the Loan Documents are and shall be amended, as follows:

          (a) MAXIMUM REVOLVING CREDIT AMOUNT. The Maximum Revolving Credit Amount is hereby amended to $2,000,000.00. Except as provided herein with respect to the Overadvance Facility. the Borrower shall not request, and the Lender shall not make, extensions of credit in excess of $2,000,000.00.

          (b) MONTHLY PAYMENTS. Monthly payments of interest shall continue to be made on the Revolving Credit Note as and when due in accordance with its terms.

          (c)  APPLICATION OF PROCEEDS.   All cash, collections, and other
               proceeds of the Lender's Collateral shall continue to be delivered to the Lender directly to the "Lock Box" established with the Lender. The Borrower shall take whatever additional steps as may be necessary in order to insure that all such proceeds are delivered directly to the Lock Box. The Lender will turn over to the Borrower all such proceeds received by the Lender, and the Borrower may use those proceeds for working capital in the ordinary course of its business.

          (d) TERMINATION DATE. The entire outstanding balance of the Obligations, including all principal and interest (accrued and hereafter accruing), on the Revolving Credit Note and the Overadvance Note, and all costs and costs of collection (including attorneys' fees) incurred by the Lender, shall be paid in full, if not sooner accelerated upon the occurrence of an Event of Default, as defined in Paragraph 12, below, on or before 5:00 P.M. Boston time in accordance with (i) or (ii) below (hereinafter, the "TERMINATION DATE"):

                    (i) Friday, October 30, 1998, unless, in connection with the proposed Merger with Sterling, the Borrower has both (X) mailed the proxy statement, and (Y) obtained clearance for the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, 15 U.S.C. (S)18(a), in which case;

                    (ii) Monday, November 30, 1998.

                            PAYMENT OF OVERADVANCE
                            ----------------------

     6. The Borrower has advised the Lender that, as of August 31, 1998, the aggregate amount of all Revolving Credit Loans under the Loan

          Agreement will be greater than or equal to the Maximum Available Funds (hereinafter, an "OVERADVANCE"). In addition, the Borrower has advised the Lender that from and after this date, an additional Overadvance may exist.

          (a) Upon receipt of the Borrowing Base Certificate from the Borrower effective as of the end of August, 1998, the Lender shall liquidate the Borrower's Certificates of Deposit Nos. 8800022778 and 8800031164 held by the Lender and pay the proceeds thereof:

                    (i) First, to the Lender, in satisfaction of any breakage fees, penalties, costs, or other expenses incurred or charged in connection with the liquidation of the Certificates of Deposit;

                    (ii) Second, to the Lender, in satisfaction of the then existing Overadvance, projected to be in the approximate amount of $400,000.00;

                    (iii) Third, to the Lender as reimbursement for all
                          attorneys' fees and expenses incurred by the Lender through that date in connection with the Obligations, including all attorneys' fees incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto; and

                    (iv) Fourth, to the Borrower, for use as working capital in the ordinary course of business.

          (b) Upon receipt of a Borrowing Base Certificate from the Borrower, if the Lender determines that an Overadvance then exists under the Loan Agreement, then:

                    (i) The Lender shall make telephonic demand upon the Borrower (confirmed by telecopier) for payment of the Overadvance; and

                    (ii)  Either:

                      (1) The Borrower shall pay the Overadvance in full within Twenty-four (24) hours of the telephonic demand by the Lender, or

                      (2) The Lender shall, if sufficient availability exists under the Overadvance Facility (described in Paragraph 7, below), make an advance under the Overadvance Facility to pay the Overadvance in full./1/

                     ESTABLISHMENT OF OVERADVANCE FACILITY
                     -------------------------------------

     7. The Lender hereby establishes, as of the date of this Agreement, an overadvance facility (hereinafter, the "OVERADVANCE FACILITY") in an amount up to $3,000,000.00. The Borrower may request advances under the Overadvance Facility using the same notice procedures as are contemplated in connection with requests for advances under the Loan Documents. Upon the execution of this Agreement, the Borrower shall execute and deliver to the Lender a Time Note (hereinafter, the "OVERADVANCE NOTE") in the amount of $3,000,000.00 made payable to the Lender to evidence the amounts outstanding under the Overadvance Facility. All amounts outstanding under the Overadvance Facility shall constitute a portion of the "Obligations", as defined in Paragraph 1, above.

                    (i) No advances shall be made under the Overadvance Facility unless, at the time of any requested advance, the aggregate amount of all Revolving Credit Loans under the Loan Agreement is greater than or equal to the Maximum Available Funds.

                    (ii) Interest shall accrue on the outstanding balance of the Overadvance Facility as it may exist from time-to-time at a floating rate equal to the aggregate of the Prime Rate plus One (1%) percent per annum. Accrued and unpaid interest shall be paid monthly, in arrears, on the same date that interest is paid on the Revolving Credit Note.

                    (iii) All amounts outstanding under the Overadvance
                          Facility, and the Overadvance Note, shall be secured


/1/       If the Borrower fails to pay the Overadvance in full, as required, and if sufficient availability under the Overadvance Facility does not exist to satisfy the Overadvance in full, then (i) the Lender may nevertheless partially satisfy the Overadvance through an advance up to the maximum availability under the Overadvance Facility, and (ii) an Event Of Default shall have occurred under Paragraph 12(b), below.

                           fully in all respects by all Collateral granted to the Lender by the Obligors, which each of the Obligors hereby ratifies and confirms.

                    (iv) All borrowings under the Overadvance Facility shall be used by the Borrower for its general working capital purposes and for satisfaction of any Overadvance which may hereafter exist, as provided in this Agreement.

                    (v) Amounts repaid under the Overadvance Facility may not be reborrowed.

                    (vi) If not sooner paid or accelerated upon the occurrence of an Event of Default, as defined in Paragraph 12, below, all amounts outstanding under the Overadvance Facility, including principal and accrued and unpaid interest, shall be paid in full on or before the Termination Date.

                              MERGER OF BUSINESS
                              ------------------

     8. The Borrower has advised the Lender that the Borrower intends to consummate the Merger with Sterling in order to, among other things, satisfy all Obligations owed to the Lender in full.

          (a)  In connection with the proposed Merger, the Borrower shall:

                    (i) Keep the Lender apprised of all material developments in connection with the Borrower's efforts to consummate the Merger, and provide the Lender with copies of any notices, agreements, or other material communication with Sterling or others relating to the Merger.

                    (ii) Provide the Lender with written notice within 24 hours of the occurrence of any event or development from which it is apparent, or should be apparent, to the Borrower that the Merger will not occur as theretofore contemplated.

          (b) Upon consummation of the Merger and satisfaction of the Obligations owed to the Lender in full:

                    (i) The Lender shall promptly release all Collateral and discharge all security interests, liens, and encumbrances granted to the Lender by the Obligors, and execute and deliver to the Obligors all documents, instruments, and agreements that the Obligors may reasonably require in connection therewith; and

                    (ii) Each of the Obligors and Sterling shall execute and
                         deliver to the Lender a Release in the form annexed hereto marked EXHIBIT "C".

                       FINANCIAL REPORTING REQUIREMENTS
                       --------------------------------

     9.   The Borrower shall:

          (a) Continue to submit all financial information and reports to the Lender as presently required under the Loan Documents;

          (b) Submit to the Lender, (i) within five (5) days of the 15th day of each month, an estimated Borrowing Base Certificate reflecting the Borrower's operations as of the 15th day of the month, and
               (ii) within ten (10) days of the last day of each month, a Borrowing Base Certificate reflecting the Borrower's operations as of the last day of the month;

          (c) As and when requested by the Lender, such other and further information that the Lender may require from time to time.

          (d) Confirm in writing with the submission of each financial report that all of the information contained therein is true, accurate, and complete.

          (e) Permit the Lender to conduct, at the Borrower's expense, field audits and examinations of the Borrower's business operations and assets, as and when deemed necessary or appropriate by the Lender.

                                FORBEARANCE FEE
                                ---------------

     10. In consideration of the Lender's agreement to forbear, as set forth in this Agreement, upon the execution of this Agreement, the Borrower shall pay to the Lender a forbearance fee in the amount of $12,500.00 (the "FORBEARANCE FEE"). The Forbearance Fee shall be fully earned by the

          Lender as of the execution of this Agreement. The Forbearance Fee shall be retained by the Lender under all circumstances and shall not be applied in reduction of the Obligations.



                             FORBEARANCE BY LENDER
                             ---------------------

     11. In consideration of the Obligors' performance in accordance with this Agreement, the Lender shall forbear from enforcing its rights and remedies under the Loan Documents and applicable law as a result of the Borrower's defaults, until the occurrence of an Event of Default, as defined in Paragraph 12, below. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver by the Lender of any Event of Default under the Loan Documents, whether now existing or hereafter arising. This Agreement shall only constitute an agreement by the Lender to forbear from enforcing its rights and remedies upon the terms and conditions set forth herein.

                               EVENTS OF DEFAULT
                               -----------------

     12. The occurrence of any one or more of the following events shall constitute an event of default (hereinafter, an "EVENT OF DEFAULT") under this Agreement:

          (a) The failure of the Obligors to promptly, punctually, or faithfully perform any term or condition of this Agreement as and when due, it being expressly acknowledged and agreed that TIME IS OF THE ESSENCE;

          (b) The failure of the Obligors to pay any amount required to be paid to the Lender under this Agreement as and when due, including without limitation, the failure to pay any Overadvance within Twenty-four (24) hours of demand by the Lender, either through money available to the Borrower or through an advance to be made by the Lender under the Overadvance Facility, it being expressly acknowledged and agreed that TIME IS OF THE ESSENCE;

          (c) The failure of the Obligors to pay all Obligations in full on or before 5:00 p.m. Boston time on the Termination Date, it being expressly acknowledged and agreed that TIME IS OF THE ESSENCE;

          (d) The commencement of any case under the United States Bankruptcy Code by or against the Borrower;

          (e) The termination of the Merger Agreement by either the Borrower or Sterling for any reason, or withdrawal by either the Borrower or Sterling of their respective recommendations of the Merger to their respective shareholders;

          (f) The Termination by Sterling of its Limited Guaranty of Collection dated August 27, 1998.

                              RIGHTS UPON DEFAULT
                              -------------------

     13.  Upon the occurrence of any Event of Default:

          (a) The agreement of the Lender to forbear as set forth in this Agreement shall automatically terminate and the Lender may immediately commence enforcing its rights and remedies pursuant to the Loan Documents and otherwise;

          (b) All Obligations shall be immediately due and payable in full, without demand, notice, or protest, all of which are hereby expressly WAIVED;

          (c) Interest shall thereafter accrue on the outstanding principal balance of the Obligations at a rate equal to Three (3%) percent in excess of the existing rates.

                              COSTS OF COLLECTION
                              -------------------

     14. The Obligors shall reimburse the Lender on demand for any and all costs, expenses, and costs of collection (including attorneys' fees) hereafter incurred by the Lender in connection with the protection, preservation, and enforcement by the Lender of its rights and remedies.

                                    NOTICES
                                    -------

     15. Any communication between the Lender and/or the Lender and the Borrower shall be forwarded via (i) telecopier or (ii) recognized overnight courier, addressed as follows:

          If to the Bank:     Silicon Valley East

                         40 William Street, Suite 350
                         Wellesley, Massachusetts 02181
                         Attention: Pamela J. Aldsworth, Vice President Telecopier No. (781) 431-9906


               With a copy via telecopier to:

                         Donald E. Rothman, Esquire
                         Riemer & Braunstein
                         Three Center Plaza
                         Boston, Massachusetts 02108
                         Telecopier No. (617) 723-6831

          If to the Borrower or any of the Obligors:

                         Cayenne Software, Inc.
                         14 Crosby Drive
                         Bedford, Massachusetts 01730
                         Attn: Fred Phillips, Chief Financial Officer
                         Telecopier No. (781) 280-6005

               With a copy via telecopier to:

                         William F. McCarthy, Esquire
                         Ropes & Gray
                         1 International Place
                         Boston, Massachusetts 02110
                         Telecopier No. (617) 951-7050

                                    WAIVERS
                                    -------

     16. NON-INTERFERENCE. From and after the occurrence of any Event of Default, the Obligors agree not to interfere with the exercise by the Lender of any of its rights and remedies. The Obligors further agree that they shall not seek to distrain or otherwise hinder, delay, or impair the Lender's efforts to realize upon the Collateral, or otherwise to enforce its rights and remedies pursuant to the Loan Documents. The provisions of this Paragraph 17 shall be specifically enforceable by the Lender.

     17. JURY TRIAL. The Obligors each hereby make the following waiver knowingly, voluntarily, and intentionally, and understand that the Lender, in entering into this Agreement or making any financial accommodations to the Obligors, whether now or in the future, are relying on such a waiver: THE OBLIGORS HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE LENDER BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE OBLIGORS, OR ANY OTHER PERSON, AND THE LENDER.

                               ENTIRE AGREEMENT
                               ----------------

     18. This Agreement shall be binding upon the Obligors and the Obligors' respective employees, representatives, successors, and assigns, and shall inure to the benefit of the Lender and its successors and assigns. This Agreement and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Obligors and the Lender, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement, or any provision of any other document, instrument, or agreement between the Obligors and the Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Lender, then by a duly authorized officer thereof.

                           CONSTRUCTION OF AGREEMENT
                           -------------------------

     19. In connection with the interpretation of this Agreement and all other documents, instruments, and agreements incidental hereto:

          (a) All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and are intended to take effect as sealed instruments.

          (b) The captions of this Agreement are for convenience purposes only, and shall not be used in construing the intent of the Lender and the Obligors under this Agreement.

          (c) In the event of any inconsistency between the provisions of this Agreement and any other document, instrument, or agreement entered into by and between the Lender and the Obligors, the provisions of this Agreement shall govern and control.

          (d) The Lender and the Obligors have prepared this Agreement and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Lender and the Obligors and shall not be construed against either (i) the Lender, or (ii) the Obligors.

                        ILLEGALITY OR UNENFORCEABILITY
                        ------------------------------

     20. Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

                                 JURISDICTION
                                 ------------

     21. The Obligors and the Lender agree that any legal action, proceeding, case, or controversy with respect to this Agreement and the Obligations or any Loan Document shall be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts and that such Courts shall have exclusive jurisdiction with respect to such action. By execution and delivery of this Agreement, the Obligors and the Lender, for themselves and in respect of their property, accept, submit, and consent generally and unconditionally, to the jurisdiction of the aforesaid courts.

          (a)  The Obligors and the Lender WAIVE personal service of any and all
                                           -----
               process upon either of them, and irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to them at their address set forth above, such service to become effective five (5) business days after such mailing.

          (b)  The Obligors and the Lender WAIVE any objection based on forum
                                           -----
               non conveniens and any objection to venue of any action or proceeding instituted under this Agreement or any of the Loan Documents and consent to the granting of such legal or equitable remedy as is deemed appropriate by the Court.



                              INFORMED EXECUTION
                              ------------------

     22. The Obligors warrant and represent to the Lender that the Obligors:

          (a) Have read and understand all of the terms and conditions of this Agreement;

          (b) Intend to be bound by the terms and conditions of this Agreement; and

          (c) Are executing this Agreement freely and voluntarily, without duress, after consultation with independent counsel of their own selection.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Agreement has been executed this 27th day of August, 1998.


SILICON VALLEY BANK                         CAYENNE SOFTWARE, INC.


By:  /s/ David Jones                    By: /s/ F.H. Phillips
   -------------------------------         -----------------------------------

Title: EVP and CCO                      Title: Vice President
      ----------------------------          ----------------------------------



SILICON VALLEY EAST                       CAYENNE SOFTWARE LIMITED


By:  /s/ Pamela Aldsworth               By: /s/ J.J. Alexander
   -------------------------------         -----------------------------------

Title:   Vice President                 Title: Managing Director
      ----------------------------        ------------------------------------



                                          CAYENNE SOFTWARE GMBH


                                        By: /s/ F.H. Phillips
                                           -----------------------------------

                                        Title: Managing Director
                                              --------------------------------



                                          CADRE TECHNOLOGIES, INC.

                                        By: /s/ F.H. Phillips
                                           -----------------------------------

                                        Title: President
                                              --------------------------------